SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 3, 2000

Residential Funding Mortgage Securities II, Inc. (as depositor under an Amended and Restated Trust Agreement, dated as of November 23, 1999, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Notes, Series 1999-HS7)

                Residential Funding Mortgage Securities II, Inc.
   ---------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware               333-28025              41-108858
  ============================= ================= ===========================
        (State or other           (Commission          (I.R.S. employer
        jurisdiction of           file number)       identification no.)
         incorporation)

       8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN   55437
  ---------------------------------------------------------------------------
  (Address of principal executive offices)                  (Zip code)



        Registrant's telephone number, including area code (612) 832-7000
    ---------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                         Exhibit Index Located on Page 2

Items 1 through 4 and Items 6 through 8 are not included because they are not applicable.

Item 5. Other Events.

        This Current Report on Form 8-K is being filed to report Amendment No. 1 dated as of March 1, 2000 to the Revolving Credit Loan Purchase Agreement dated as of November 23, 1999, between Residential Funding Mortgage Securities II, Inc., as purchaser, and Residential Funding Corporation, as seller.

                                                                 Sequentially
                                                                     Numbered
Exhibit                                                               Exhibit
Number                                                                   Page

10.1 Amendment No. 1 dated as of March 1, 2000 to the Revolving Credit Loan Purchase Agreement dated as of November 23, 1999, between Residential Funding Mortgage Securities II, Inc., as purchaser, and Residential Funding Corporation, as seller.

                              SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                          By:    /s/ Diane Wold
                          Name:  Diane Wold
                          Title: Vice President

Dated:  April 3, 2000

                                  Exhibit 10.1

         Amendment No. 1 to the Revolving Credit Loan Purchase Agreement